Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-30181) pertaining to the 1992 Stock Plan of Vical Incorporated,
(2) Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,
(3) Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,
(4) Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,
(5) Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,
(6) Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,
(7) Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(8) Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(9) Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(10) Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(11) Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(12) Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(13) Registration Statement (Form S-8 No. 333-213034) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(14) Registration Statement (Form S-8 No. 333-219804) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(15) Registration Statement (Form S-3 No. 333-225208) of Vical Incorporated,
(16) Registration Statement (Form S-8 No. 333-233698) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated and the Equity Incentive Plan of Brickell Biotech, Inc.,
(17) Registration Statement (Form S-3 No. 333-236353) of Brickell Biotech, Inc.,
(18) Registration Statement (Form S-3 No. 333-236757) of Brickell Biotech, Inc.,
(19) Registration Statement (Form S-1 No. 333-237568) of Brickell Biotech, Inc.,
(20) Registration Statement (Form S-1 No. 333-238298) of Brickell Biotech, Inc.,
(21) Registration Statement (Form S-1 No. 333-249441) of Brickell Biotech, Inc.,
(22) Registration Statement (Form S-8 No. 333-237859) pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc., the Equity Incentive Plan of Brickell Biotech, Inc., and the Amended and Restated Stock Incentive Plan of Vical Incorporated, and
(23) Registration Statement (Form S-8 No. 333-248688) pertaining to the 2020 Omnibus Long-Term Incentive Plan of Brickell Biotech, Inc.

of our report dated March 9, 2021, with respect to the consolidated financial statements of Brickell Biotech, Inc., included in this Annual Report (Form 10-K) of Brickell Biotech, Inc. for the year ended December 31, 2020.

/s/ Ernst & Young LLP

Denver, Colorado
March 9, 2021